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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 13, 2003
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                             INTEGRAL SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Maryland                     0-18603                52-1267968
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(State or Other Jurisdiction          (Commission             (IRS Employer
         of Incorporation)            File Number)         Identification No.)



               5000 Philadelphia Way, Lanham, Maryland 20706-4417
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (301) 731-4233
                                                   -----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits

                99.1 Press release dated May 12, 2003 (furnished herewith solely pursuant to Item 12, "Results of Operations and Financial Condition")

Item 9.    REGULATION FD DISCLOSURE

           The following information is provided pursuant to Item 12, "Results of Operations and Financial Condition."

           On May 12, 2003, Integral Systems, Inc. (the "Company"), issued a press release announcing the Company's financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

           In accordance with procedural guidance from the Securities and Exchange Commission (Release No. 33-8216), the information in this Form 8-K and the Exhibit attached to this Form 8-K are being furnished under "Item 12. Results of Operations and Financial Condition." The information and Exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly stated by specific reference in such filing.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTEGRAL SYSTEMS, INC.


                                      By:  /s/ Thomas L. Gough
                                           ----------------------------------
                                           Thomas L. Gough
                                           President and Chief Operating Officer

Date:   May 13, 2003


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                                  EXHIBIT INDEX

Exhibit
Number                Description
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99.1                  Press release dated May 12, 2003